UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 3, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange
7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)NextEra Energy, Inc. (NEE) held a special meeting of shareholders (2026 Special Meeting) on September 3, 2026, in connection with its previously announced pending merger with Dominion Energy, Inc. (Dominion Energy). As of the close of business on July 24, 2026, the record date for the 2026 Special Meeting, there were 2,085,978,209 shares of NEE common stock, par value $0.01 per share (NEE common stock), issued and outstanding. A total of 1,625,030,947 shares of NEE common stock were represented in person or by proxy at the 2026 Special Meeting, which constituted a quorum to conduct business at the meeting. At the 2026 Special Meeting, NEE’s shareholders approved three management proposals. The proposals are described in detail in the joint proxy statement/prospectus (Joint Proxy Statement), filed with the Securities and Exchange Commission on July 28, 2026.

(b)The final voting results with respect to each proposal voted upon at the 2026 Special Meeting are set forth below.

Proposal 1

NEE's shareholders approved, as set forth below, the issuance of shares of NEE common stock to shareholders of Dominion Energy in the first merger, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 15, 2026, by and among NEE, Dominion Energy, WG Development Corp., a Virginia corporation and direct wholly owned subsidiary of NEE, and CS Holdco, LLC, a Virginia limited liability company and direct wholly owned subsidiary of NEE (as that agreement may be amended from time to time, the “merger agreement”), and the first plan of merger:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,612,635,616	99.47%	8,545,037	3,850,294	—

Proposal 2

NEE's shareholders approved, as set forth below, an amendment to NEE’s articles of incorporation to increase the number of authorized shares of NEE common stock from 3,200,000,000 shares to 5,000,000,000 shares, as described in the Joint Proxy Statement and as reflected in the form of Articles of Amendment to Second Restated Articles of Incorporation of NEE:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,606,841,941	99.02%	15,832,955	2,356,051	—

Proposal 3

NEE's shareholders approved, as set forth below, the proposal to adjourn the 2026 Special Meeting to a later date or time, if necessary or appropriate, (i) if there are not sufficient votes at the time of the 2026 Special Meeting to approve the NEE share issuance proposal in order to solicit additional proxies, (ii) as required by law or (iii) in the event that Dominion Energy postpones the Dominion Energy special meeting pursuant to the terms of the merger agreement, NEE shall, upon the reasonable request of Dominion Energy, postpone or adjourn the 2026 Special Meeting once for up to 30 days so that the special meetings may occur on the same calendar day:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,498,123,156	92.33%	124,314,270	2,593,521	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2026

NEXTERA ENERGY, INC
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving
Executive Vice President, Chief Legal, Environmental and
Federal Regulatory Affairs Officer